13
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 5, 2024

PHUNWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37862	30-1205798
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1002 West Avenue, Austin, Texas	78701
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (512) 693-4199

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PHUN	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, on March 30, 2021, Phunware, Inc. (the “Company”) filed an action against its former counsel Wilson Sonsini Goodrich & Rosati, PC (“WSGR”), which was styled Phunware, Inc., v. Wilson Sonsini Goodrich & Rosati, Professional Corporation, Does 1-25, Case No. 21CV381517 and filed in the Superior Court of the State of California for the County of Santa Clara (the “Uber Litigation”). The Company’s claims asserted in the Uber Litigation were subsequently ordered to arbitration (the “Uber Arbitration”). In the Uber Arbitration, WSGR sought to recover attorney’s fees and costs for services rendered to the Company in connection with a separate litigation matter against Uber Technologies, Inc.

On March 5, 2024, the Company entered into a Settlement Agreement and Release of Claims (the “Settlement Agreement”) with WSGR settling the Uber Litigation. As part of the Settlement Agreement, the Company was required to (i) pay WSGR a total sum of $2,193,852.02 no later than March 8, 2024, (ii) file requests for dismissal of the Uber Litigation, with prejudice, with the Santa Clara Superior Court, and (iii) request that the Uber Arbitration be dismissed and closed with prejudice. In addition, WSGR is required to request that the Uber Arbitration be dismissed and closed with prejudice. The Settlement Agreement also provides that the Company and WSGR release each other from all claims that the Company or WSGR may have against one another with respect to the Uber Litigation or the Uber Arbitration.

The full text of the Settlement Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Title
10.1	Settlement Agreement and Release of Claims dated March 5, 2024, by and between Phunware, Inc. and Wilson Sonsini Goodrich & Rosati, Professional Corporation
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 14, 2024	Phunware, Inc.

	By:	/s/ Troy Reisner
Troy Reisner Chief Financial Officer